Execution version

AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this "Amendment") is made and entered into as of June 30, 2023, by and between GUERRILLA RF, INC., a Delaware corporation (the "***Borrower***"), and SALEM INVESTMENT PARTNERS V, LIMITED PARTNERSHIP, a North Carolina limited partnership ("***Salem V***"), in its capacity as a lender ("***Lender***") and Salem V, in its capacity as Collateral Agent under the Loan Agreement ("***Collateral Agent***").

WHEREAS, the Borrower, Collateral Agent and Lender are parties to that certain Loan Agreement dated as of August 11, 2022 (as amended by that certain Amendment No. 1 to Loan Agreement dated May 1, 2023, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the "***Loan Agreement***");

WHEREAS, the parties hereto have agreed to make certain amendments to the Loan Agreement on the terms set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Except as otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings assigned thereto in the Loan Agreement.

2. Amendments to Loan Agreement. Subject to the terms and conditions set forth herein, Section 6.12(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

> (b) The Credit Parties, on a consolidated basis, shall maintain Liquidity at all times of at least $750,000, which shall be reported at least as frequently as the end of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2023.

3. Effect of Amendment. Except as expressly amended hereby, the Loan Agreement shall be and remain in full force and effect. The Borrower acknowledges and agrees that the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect, except as amended hereunder.

(a) Representations and Warranties/No Default. By its execution hereof, the Borrower hereby: (a) certifies that after giving effect to this Amendment, each of the representations and warranties by it set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof in all material respects as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date) and that no Event of Default has occurred and is continuing as of the date hereof; (b) represents and warrants that it has the requisite right, power and authority and has taken all necessary limited liability company, corporate and/or other action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby in accordance with their applicable terms; and (c) represents and warrants that this Amendment has been duly executed and delivered by its duly authorized officers and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization,

moratorium and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

4. Governing Law; Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina, but excluding all other choice of law and conflicts of law rules). This Amendment is a "Loan Document" and as shall be treated as such with respect to all applicable provisions of the Loan Agreement and any other Loan Document.

5. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Loan Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) The Collateral Agent and Lender shall have received each of the following documents or instruments in form and substance acceptable to them:

(i) this Amendment, duly executed by the Borrower; and

(ii) such other documents, instruments, certifications, undertakings, further assurances and other matters as the Collateral Agent or Lender shall reasonably request prior to the date of this Amendment.

(b) The Collateral Agent and the Lender shall have received all fees and expenses payable to it under the Loan Agreement (including the reasonable and documented fees and expenses of counsel and other reasonable and documented out-of-pocket expenses) incurred in connection with the preparation, execution and delivery of this Amendment, to the extent invoiced at least one (1) Business Day prior to the date hereof.

6. Further Assurances. The Borrower shall execute and deliver such other documents, and take such other actions, as may be reasonably requested by the Collateral Agent or Lender from time to time to give effect to the provisions of this Amendment and the other documents referenced herein.

7. Release. The Borrower hereby fully, finally, and forever releases and discharges the Collateral Agent, Lender and their respective successors, assigns, directors, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that the Borrower or any Credit Party has or in the future may have, whether known or unknown, in respect of the Loan Documents or the actions or omissions of the Collateral Agent or Lender in respect to the Loan Documents arising from events occurring prior to the date hereof.

8. Signatures; Counterparts. Facsimile transmissions of any executed original document and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[The next page is the signature page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first written.

BORROWER:

GUERRILLA RF, INC.

By: Ryan Pratt
Name: Ryan Pratt
Title: Chief Executive Officer

COLLATERAL AGENT:

SALEM INVESTMENT PARTNERS V, LIMITED PARTNERSHIP

By: SIP V Management LLC, its general partner

By: ______________________________
Name: Kevin Jessup
Title: Manager

LENDER:

SALEM INVESTMENT PARTNERS V, LIMITED PARTNERSHIP

By: SIP V Management LLC, its general partner

By: ______________________________
Name: Kevin Jessup
Title: Manager

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first written.

BORROWER:

GUERRILLA RF, INC.

By: ______________________________
Name: Ryan Pratt
Title: Chief Executive Officer

COLLATERAL AGENT:

SALEM INVESTMENT PARTNERS V, LIMITED PARTNERSHIP

By: SIP V Management LLC, its general partner

By: ______________________________
Name: Kevin Jessup
Title: Manager

LENDER:

SALEM INVESTMENT PARTNERS V, LIMITED PARTNERSHIP

By: SIP V Management LLC, its general partner

By: ______________________________
Name: Kevin Jessup
Title: Manager